SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: October 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



       Nevada                    000-29217               95-4721385
   -----------------             ---------               ----------
   (State or other              (Commission             (IRS Employer
   jurisdiction of              File Number)            Identification)
    incorporation)



6171 W. Century Blvd. Suite 200 LA, CA                       90045
------------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (310) 846-2500


 Not Applicable
(Former name or former address, if changed since last report.)


=======================================================================

Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.


Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events and Regulation FD Disclosure

In ongoing efforts to streamline operations and management structure, all accounting matters of the registrant will be outsourced to Singer Lewak Greenbaum & Goldstein LLP, a regional full-service certified public accounting firm, Singer Lewak Greenbaum Goldstein, LLP CPAs. In conjunction with this action, the registrant's controller, Mr. Lawrence C. Early, CPA was laid off. Mr. Early had served as the company's controller and financial control party since October 1, 2002. The registrant will continue to retain Mendoza Berger & Company LLP as its outside auditors. Item 6. Resignation of Directors

                  None.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  None.


Item 8.  Changes In Fiscal Year

                  None.

Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.




                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 23, 2003                           Accesspoint Corporation
      -------------------
                                                  By:

                                                  S/s William R. Barber
                                                  ---------------------
                                                  William R. Barber
                                                  President
    A. EXHIBITS

                  None.